SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                October 29, 2002




                          FRANKLIN LAKE RESOURCES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


            0-21812                                52-2352724
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA  94080
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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ITEM 9 - REGULATION FD DISCLOSURES

Franklin Lake Resources, Inc. (OTC-BB: FKLR)
172 Starlite Street, South San Francisco, CA 94080
TEL (650) 588-0425 FAX (650) 588-5869
Website http://www.franklinlake.com/ Email info@franklinlake.com
Get on our e-mail list

NEWS RELEASE NO. 2002-7
8:00AM PST
OCTOBER 29, 2002

FRANKLIN LAKE ANNOUNCES NEW FACILITY NEARING COMPLETION

SOUTH SAN FRANCISCO, CA - OCT. 29, 2002 - Father Gregory Ofiesh, President and CEO of Franklin Lake Resources, Inc. (OTC-BB: FKLR), an exploratory stage mining company, announces the company has consolidated all operations at Amargosa, NV. Equipment from its former location at Death Valley Junction, CA plus the equipment acquired from Xenolix Technologies, Inc, at Winslow, AZ, have been moved to the new site.

The company's ten-year lease at Death Valley Junction, which also contained a 5% royalty provision, had expired. The new site, called "the Farm," is 15 miles away and has new buildings that will allow a limited, but complete operation. The Farm sits on 40 acres owned by the company's president and is now leased to the company for five years at $1,250 per month with no royalty provision. The rent is payable only in shares of company stock.

This move took considerably longer than the company had anticipated. Franklin Lake's chief technician, Roger Graham, and his team have been working since April at the three sites, removing 20 truckloads of equipment and material from Winslow, AZ, and Death Valley Junction, CA, to the Farm according to the company.

"Electrical and mechanical engineers along with our own crew worked long hours in the summer heat assembling the equipment and installing it in the new facility and discarding nonessential equipment," said Father Ofiesh. "We made sure both previous facilities were left environmentally clean. We are confident everything should be operational in the new facility by the end of November."

RIGHTS OFFERING AND RESTATEMENT UNDER U.S. GAAP

In connection with its previously announced rights offering, the Securities and Exchange Commission requested that the company file its audited financial statements for its two most recent fiscal years in U.S. dollars and using U.S. Generally Accepted Accounting Principles (GAAP). Franklin Lake Resources has been a Nevada corporation for approximately one year, following its re-domiciliation from Canada where its financial statements had been prepared in Canadian dollars and using Canadian GAAP. The company is in the process of amending its registration statement for the rights offering to comply with the SEC request.


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In the rights offering, Franklin Lake is proposing to make an offer of subscription rights to its $0.001 par value common stock to holders of record as of an as-yet-undetermined record date. Eligible shareholders will receive one right to purchase one share of the stock at the offering price for each five shares held on the record date.

COMPANY NOTE: A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A written Preliminary Prospectus, subject to completion, may be obtained from the company by writing or phoning: Franklin Lake Resources, Inc., 172 Starlite Street, South San Francisco, California, 94080, (650) 588-0425.

The SEC has also requested the company to offer its shareholders who wish to dissent from the decision to re-domicile the company into the U.S. the right to rescind their acceptance of the new shares. In compliance with this request, the company is in the process of preparing such an offer.

"We don't expect the rescission offer to have a material impact on the company," stated Father Ofiesh. "We already have offered dissenters' rights to all shareholders in connection with our re-domiciliation from Canada to Nevada, and had no takers, so we think it is unlikely that a significant number of these same shareholders, if any, will respond to this current rescission offer."

XENOLIX WARRANTS WILL NOT BE CANCELED

Earlier this year the company completed its acquisition of substantially all of the assets of Xenolix Technologies Inc. for 1,201,657 shares of Franklin Lake Resources common stock plus two warrants to purchase additional stock at $1.08 per share -- one warrant for a six month term and the other for one year. The purchase agreement contained a provision for the cancellation of the warrants if the company was not able to verify the value of certain patented mineral recovery processes included in the sale. Father Ofiesh said that the company has informed Xenolix it will not cancel the two warrants, and has extended the six-month warrants (which were to expire October 9, 2002) until November 15, 2002.

PRIVATE PLACEMENTS

During this fiscal year, Franklin Lake has placed a total of 3,200,000 shares, all restricted, of its common stock to four individuals, including the company president and two directors, for $800,000.00 in cash and other assets. The proceeds enabled the company to satisfy substantially all of its current obligations, including legal fees, claims maintenance fees, transportation and moving costs, equipment purchases and repair, plumbing, electrical, and various other costs.



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

The Franklin Lake board of directors has approved a private placement of $630,000.00, that is 1,800,000 shares at $0.35 per share, with one warrant for two years at $0.50. The proceeds will be applied toward the development of the company's recovery processes and to commence limited production of metals at its pilot plant.

ANNUAL REPORT AND MEETING

The annual meeting of shareholders of Franklin Lake Resources Inc. will again be held in Las Vegas, Nevada, according to Father Ofiesh. The company's audit for the year ended October 31, 2002, is expected to be completed in November and its annual meeting date will be announced soon thereafter.

SPECIAL INFORMATIONAL MEETING IN LAS VEGAS

Father Ofiesh also said that in answer to many questions asked by shareholders, the company would hold an informational meeting in Las Vegas on Monday, November 18, 2002, at 11:00am, at the Stardust Hotel. The purpose of the meeting, which will be open to shareholders and other interested parties, is to present an update on company developments. In the afternoon, those attending will be able to visit the company's new testing and production facility. Further details will be forthcoming.

NEW WEB SITE AND E-MAIL ADDRESS

The company has a new web site, http://www.franklinlake.com/. Father Ofiesh said the company is making every effort to keep the site up-to-date with company information and news. Its new email address is info@franklinlake.com. The company maintains an email list and distributes press releases and other information to those who request to be put on the list.

NOTE: Safe Harbor Provision for Forward Looking Statements - Except for historical information, the statements in this news release are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of market prices, stability of product demand, market competition, uniformity and consistency of minerals in the ore, the difficulty of stepping up the scale of operations from the laboratory to production, and other risks, including the existence of many unknowns inherent in mining operations.

Contact: Father Gregory Ofiesh, President and CEO - (650) 588-0425


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                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

October 29, 2002                     Franklin Lake Resources Inc.



                                     By:/s/ Father Gregory Ofiesh
                                     ----------------------------------
                                     Father Gregory Ofiesh, President







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